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                        Supplement Dated November 1, 1997
          To the Statement of Additional Information dated May 19, 1997
                                       For
                               SCHWAB INVESTMENTS

This Statement of Additional Information (SAI) no longer contains information on the Schwab Short/Intermediate Government Bond Fund and the Schwab Long-Term Government Bond Fund. These Funds have been renamed the Schwab Short-Term Bond Market Index Fund and the Schwab Total Bond Market Index Fund, respectively, and their complete SAI, dated November 1, 1997, may be obtained by calling 1-800-435-4000. (TDD users please dial 1-800-345-2550.)




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         This Prospectus Supplement dated November 1, 1997 supplants the
                     Supplement Dated July 15, 1997 to the:


Schwab Asset Director(R) - High Growth Portfolio prospectus dated April 30, 1997

The first through third paragraphs of the section of the prospectus titled "Organization and Management of the Funds - The Investment Manager" is hereby amended to read as follows:

"THE INVESTMENT MANAGER. The Investment Manager manages each Fund's business affairs. Its actions are subject to the authority of the Board of Trustees and officers of the Trust. The Investment Manager also manages each Fund's investments. It places all orders for each Fund's securities transactions. The Investment Manager, founded in 1989, is a wholly owned subsidiary of The Charles Schwab Corporation and is the investment adviser and administrator of the Schwab mutual fund complex, which as of September 30, 1997, had aggregate net assets of in excess of $50 billion.

Geri Hom is the portfolio manager for the S&P 500 Fund and for the equity portions of the High Growth Fund. She joined Schwab in March 1995 as Fund Manager--Equities and currently manages the 5 Schwab index funds and the equity portions of the 3 Schwab Asset Director(R) funds with combined assets of over $1.7 billion. For 4 years before joining Schwab, she was a Principal for Wells Fargo Nikko Investment Advisors. For the prior 7 years, she was Vice President and Manager of the Domestic Equity Fund Management Group for Wells Fargo Nikko.

Kimon Daifotis is Vice President and Senior Portfolio Manager. He joined Schwab in October 1997 and is responsible for the day-to-day management of the bond and cash assets portions of the 3 Schwab Asset Director(R) funds. For five years prior to joining Schwab, he was employed by Lehman Brothers, most recently, as Vice President in fixed income institutional sales and, prior to that, Senior Portfolio Strategist. He is a Chartered Financial Analyst and graduated with a Masters in Business Administration from the University of Chicago. He received his Bachelor of Arts Degree in Economics from Claremont McKenna College."

The first sentence of the fourth paragraph is amended to read as follows.

"Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the overall operations of the Funds."



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                        Supplement Dated November 1, 1997
                                     to the
                    Schwab Asset Director(R) Funds Prospectus
                Dated February 28, 1997 as amended July 14, 1997

The following paragraph follows paragraph two of the section titled "Organization and Management of the Funds - The Investment Manager":

"Kimon Daifotis is Vice President and Senior Portfolio Manager. He joined Schwab in October 1997 and is responsible for the day-to-day management of the Fund's bond and cash assets. For five years prior to joining Schwab, he was employed by Lehman Brothers, most recently, as Vice President in fixed income institutional sales and, prior to that, Senior Portfolio Strategist. He is a Chartered Financial Analyst and graduated with a Masters in Business Administration from the University of Chicago. He received his Bachelor of Arts Degree in Economics from Claremont McKenna College."

The first sentence of paragraph four is revised to read as follows:

"Stephen B. Ward, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Funds' portfolios."

The rest of the paragraph is unchanged.